UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	October 13, 2015

The Marcus Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in the Company’s Fiscal Year

On October 13, 2015, the board of directors of The Marcus Corporation (the “Company”) acted to change the Company’s fiscal year end from the last Thursday in May to the last Thursday in December (the “Fiscal Year Change”). In accordance with the applicable rules of the Securities and Exchange Commission, the Company will file, on or about March 15, 2016, a transition report on Form 10-K with respect to the seven-month transition period beginning May 29, 2015 and ending December 31, 2015. Until December 31, 2015, the Company will continue to report its quarterly financial results in accordance with its current fiscal year. The Company’s fiscal year 2016 will commence on January 1, 2016.

Amendment to the Company’s By-Laws

On October 13, 2015, in connection with the Fiscal Year Change, the Company’s board of directors approved an amendment to the Company’s By-Laws (the “By-Laws”) to change the date range within which the Company is required to hold its annual meeting of shareholders from September 1 to October 31 of each year to April 1 to May 31 of each year.

Copies of the amendment to the By-Laws and the By-Laws as amended are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Shareholders on October 13, 2015 (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s shareholders at the Annual Meeting.

(i)	Elect twelve directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen H. Marcus	98,692,957.772	1,000,561.757	1,541,742.000
Gregory S. Marcus	99,048,837.900	644,681.629	1,541,742.000
Diane Marcus Gershowitz	98,573,615.615	1,119,903.914	1,541,742.000
Daniel F. McKeithan, Jr.	99,037,337.930	656,181.599	1,541,742.000
Allan H. Selig	97,416,240.045	2,277,279.484	1,541,742.000
Timothy E. Hoeksema	99,094,390.523	599,129.006	1,541,742.000
Bruce J. Olson	98,622,931.396	1,070,588.133	1,541,742.000
Philip L. Milstein	99,169,558.239	523,961.290	1,541,742.000
Bronson J. Haase	98,713,955.792	979,563.737	1,541,742.000
James D. Ericson	99,165,245.352	528,274.177	1,541,742.000
Brian J. Stark	99,157,082.661	536,436.868	1,541,742.000
Katherine M. Gehl	99,276,016.968	417,502.561	1,541,742.000

(ii)	Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,420,346.329	253,714.986	19,458.214	1,541,742.000

(iii)          Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

Votes For	Votes Against	Abstentions
101,191,762.376	20,471.651	23,027.502

Item 8.01.	Other Events.

On October 13, 2015, the Company issued a press release announcing the Fiscal Year Change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to By-Laws of The Marcus Corporation.

(3.2)	By-Laws of The Marcus Corporation, as amended.

(99.1)	Press Release of The Marcus Corporation, dated October 13, 2015, announcing the Fiscal Year Change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: October 15, 2015	By:	/s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Amendment to By-Laws of The Marcus Corporation.

(3.2)	By-Laws of The Marcus Corporation, as amended.

(99.1)	Press Release of The Marcus Corporation, dated October 13, 2015, announcing the Fiscal Year Change.